                                                                Exhibit 4.18(a)












                      THE EQUITABLE COMPANIES INCORPORATED

                                       to

                            THE CHASE MANHATTAN BANK
                                   as Trustee


                                     FOURTH
                             SUPPLEMENTAL INDENTURE


                      ------------------------------------


                            Dated as of April 1, 1998

                      ------------------------------------





                            Providing for Issuance of
                          6 1/2% Senior Notes due 2008
                          7% Senior Debentures due 2028

            FOURTH SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of April 1, 1998, from THE EQUITABLE COMPANIES INCORPORATED, a Delaware corporation (the "Company"), to THE CHASE MANHATTAN BANK (formerly known as Chemical Bank) as Trustee, a New York corporation (the "Trustee").

                                    Recitals

            In accordance with Sections 2.1, 3.1 and 8.1 of the Indenture, dated as of December 1, 1993, from the Company to the Trustee (the "Indenture"), this Supplemental In denture is being entered into in order to establish the form and terms of two new series of Securities.

            All capitalized terms used herein without definition shall have the meanings specified in the Indenture.

            For and in consideration of the premises, it is mutually covenanted and agreed as follows:


                                    ARTICLE I

                         Issuance of 6 1/2% Senior Notes

            Section 1.1 Issuance of 6 1/2% Senior Notes. There shall be a series of debt securities designated the 6 1/2% Senior Notes due 2008 (the "Senior Notes") and such Senior Notes shall have the following terms in accordance with the provisions of the Indenture and this Supplemental Indenture:

            (a)   Limitation on Aggregate Principal Amount.
The aggregate principal amount of the Senior Notes which may be authenticated and delivered shall be limited to $250,000,000.

            (b) Principal Payments and Principal Payment Dates. Except as set forth below in Section (e), the principal amount of the Senior Notes outstanding (together with any accrued and unpaid interest thereon) shall be payable in a single installment on April 1, 2008.

            (c) Interest Rate and Interest Payment Dates. The interest rate for the Senior Notes shall be 6 1/2% per annum accruing from April 6, 1998 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or provided for on the Senior Notes. To the extent allowed by law, the Company will also pay interest on overdue installments of principal and interest at such rate. Interest shall be payable semiannually on April 1 and October 1 of each year (each an "Interest Payment Date") commencing on October 1, 1998. The interest so payable on the Senior Notes which is punctually paid or provided for shall be paid to the Persons in whose names such Senior Notes are registered at the close of business on the March 15 or September 15, as the case may be, next preceding such Interest Payment Date (each a "Regular Record Date"). The interest so payable on the Senior Notes which is not punctually paid or provided for shall forthwith cease to be payable to the Persons in whose names such Notes are registered on the relevant Regular Record Date, and such de faulted interest shall instead be payable to the Persons in whose names such Notes are registered on the Special Record Date or other specified date in accordance with the Indenture.

            (d) Place of Payment and Method of Payment. The place of payment of principal and interest on the Senior Notes shall initially be the Corporate Trust Office of the Trustee, or, notwithstanding the foregoing, as otherwise provided in the Indenture; provided, however, that the final principal payment shall be payable only upon surrender of such Senior Notes to the Paying Agent.

            (e) Redemption. The Senior Notes may be re deemed, in whole or in part, at any time at the option of the Company prior to maturity at a price (the "Senior Notes Redemption Price") equal to the sum of (i) the aggregate principal amount of Senior Notes being redeemed plus accrued interest thereon to the date of redemption and (ii) the Senior Notes Make-Whole Amount (as defined below), if any.

            Notice of an optional redemption of the Senior Notes will be given to Holders of the Senior Notes at their addresses, as shown in the Register of Holders of Senior Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption, and otherwise in accordance with Article 10 of the Indenture.

            If funds for the redemption of the Senior Notes called for redemption have been made available on such redemption date, the Senior Notes will cease to bear interest on the date fixed for such redemption specified in the notice of redemption and the only right of the holders thereof will be to receive payment of the Senior Notes Redemption Price.

            If fewer than all of the outstanding Senior Notes are to be redeemed, such Senior Notes shall be redeemed pro rata based on the outstanding principal amount of the Senior Notes being redeemed.

            The term "Senior Notes Make-Whole Amount" shall mean, in connection with any optional redemption of the Senior Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal of Senior Notes being redeemed and the amount of interest that would have been payable in respect of such dollar if such prepayment had not been made determined by discounting, on a semiannual basis, such principal and interest at the Senior Notes Reinvestment Rate (determined on the Business Day immediately preceding the date of such redemption) from the respective dates on which such princi-pal and interest would have been payable if such prepayment had not been made, over (ii) the aggregate principal amount of the Senior Notes being redeemed or paid plus accrued interest to the date of redemption.

     The term "Senior Notes Reinvestment Rate" shall mean the arithmetic mean of the yields for the two weeks set forth under the heading "Week Ending" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the Senior Notes Weighted Average Life to Maturity of the principal amount of Senior Notes being prepaid or paid plus 15 basis points. If no maturity exactly corresponds to such Senior Notes Weighted Average Life to Maturity, yields for the two published maturities most closely corresponding to such Senior Notes Weighted Average Life to Maturity shall be calculated pursuant to the immediately preceding sentence and the Senior Notes Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Senior Notes Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Senior Notes Make-Whole Amount shall be used.

     The term "Senior Notes Remaining Dollar-Year" shall mean, at any time, with respect to any Senior Note, the result obtained by multiplying (i) an amount equal to the then remaining principal payment at final maturity of such Senior Note unpaid immediately prior to such time by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such time and the date such required principal payment at final maturity is due.

            The term "Statistical Release" shall mean the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S.

government securities adjusted to constant maturities or if such statistical release is not published at the time of any determination under the Indenture, then such other reason ably comparable index which shall be designated by the Company.

            The term "Senior Notes Weighted Average Life to Maturity" shall mean, at any time, with respect to any Senior Note, the number of years obtained by dividing the then Senior Notes Remaining Dollar-Years at such time of such Senior Note by the then outstanding principal amount of such Senior Note.

            (f) Sinking Fund Obligations. The Company has no obligation to redeem or purchase any Senior Notes pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof.

            (g) Denomination and Form of Notes. The Senior Notes shall be fully registered, without coupons, and issued in denominations of $1,000 and any integral multiples there of, provided that in the event of any redemption in accordance with subparagraph (e) above, the minimum denomination may be proportionately reduced in order to facilitate a pro rata redemption. Except as provided in Section 3.5 of the Indenture, the Senior Notes shall be issuable only as Registered Securities in global form representing the entire aggregate principal amount of the Senior Notes and shall be substantially in the form attached as Exhibit A hereto.

            (h) Defeasance and Covenant Defeasance. The pro visions of Article 4 of the Indenture relating to defeasance shall apply to the Senior Notes. For the purpose of a defeasance or covenant defeasance pursuant to such Article 4, the term "Government Obligations" shall only include obligations of the United States or an agency or instrumentality of the United States.

            (i) Registrar and Paying Agent. The Trustee shall initially serve as Registrar and Paying Agent for the Senior Notes.

            (j) Initial Depositary. The initial depositary for the Senior Notes shall be The Depository Trust Company ("DTC").

                                   ARTICLE II

                  Issuance of the 7% Senior Debentures

            Section 2.1 Issuance of 7% Senior Debentures. There shall be a series of debt securities designated the 7% Senior Debentures due 2028 (the "Senior Debentures") and such Senior Debentures shall have the following terms in accordance with the provisions of the Indenture and this Supplemental Indenture:

            (a) Limitation on Aggregate Principal Amount. The aggregate principal amount of the Senior Debentures which may be authenticated and delivered shall be limited to $350,000,000.

            (b) Principal Payments and Principal Payment Dates. Except as set forth below in Section (e), the principal amount of the Senior Debentures outstanding (together with any accrued and unpaid interest thereon) shall be payable in a single installment on April 1, 2028.

            (c) Interest Rate and Interest Payment Dates. The interest rate for the Senior Debentures shall be 7% per annum accruing from April 6, 1998 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or provided for on the Senior Debentures. To the extent allowed by law, the Company will also pay inter est on overdue installments of principal and interest at such rate. Interest shall be payable semiannually on April 1 and October 1 of each year (each an "Interest Payment

Date") commencing on October 1, 1998. The interest so payable on the Senior Debentures which is punctually paid or provided for shall be paid to the Persons in whose names such Senior Debentures are registered at the close of business on the March 15 or September 15, as the case may be, next preceding such Interest Payment Date (each a "Regular Record Date"). The interest so payable on the Senior Debentures which is not punctually paid or provided for shall forthwith cease to be payable to the Persons in whose names such Senior Debentures are registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the Persons in whose names such Senior Debentures are registered on the Special Record Date or other specified date in accordance with the Indenture.

            (d) Place of Payment and Method of Payment. The place of payment of principal and interest on the Senior Debentures shall initially be the Corporate Trust Office of the Trustee, or, notwithstanding the foregoing, as otherwise provided in the Indenture; provided, however, that the final principal payment shall be payable only upon surrender of such Senior Debentures to the Paying Agent.

            (e) Redemption. The Senior Debentures may be re deemed, in whole or in part, at any time at the option of the Company prior to maturity at a price (the "Senior Debentures Redemption Price") equal to the sum of (i) the aggregate principal amount of Senior Debentures being redeemed plus accrued interest thereon to the date of redemption and (ii) the Senior Debentures Make-Whole Amount (as defined below), if any.

            Notice of an optional redemption of the Senior Debentures will be given to Holders of the Senior Debentures at their addresses, as shown in the Register of Holders of Senior Debentures, not more than 60 nor less than 30 days prior to the date fixed for redemption, and otherwise in accordance with Article 10 of the Indenture.

            If funds for the redemption of the Senior Debentures called for redemption have been made available on such redemption date, the Senior Debentures will cease to bear interest on the date fixed for such redemption specified in the notice of redemption and the only right of the holders thereof will be to receive payment of the Senior Debentures Redemption Price.

            If fewer than all of the outstanding Senior Debentures are to be redeemed, such Senior Debentures shall be redeemed pro rata based on the outstanding principal amount of the Senior Debentures being redeemed.

            The term "Senior Debentures Make-Whole Amount" shall mean, in connection with any optional redemption of the Senior Debentures, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal of Senior Debentures being redeemed and the amount of interest that would have been payable in respect of such dollar if such prepayment had not been made determined by discounting, on a semiannual basis, such principal and interest at the Senior Debentures Reinvestment Rate (determined on the Business Day immediately preceding the date of such redemption) from the respective dates on which such principal and interest would have been payable if such prepayment had not been made, over (ii) the aggregate principal amount of the Senior Debentures being redeemed or paid plus accrued interest to the date of redemption.

            The term "Senior Debentures Reinvestment Rate" shall mean the arithmetic mean of the yields for the two weeks set forth under the heading "Week Ending" published in the Statistical Release (as defined in Section 1.1(e)) under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the Senior Debentures Weighted Average Life to Maturity of the principal amount of Senior Debentures being prepaid or paid plus 20 basis points. If no maturity exactly corresponds to such Senior Debentures Weighted Average Life to Maturity, yields for the two published maturities most closely corresponding to such Senior Debentures Weighted Average Life to Maturity shall be calculated pursuant to the immediately preceding sentence and the Senior Debentures Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Senior Debentures Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Senior Debentures Make-Whole Amount shall be used.

            The term "Senior Debentures Remaining Dollar-Years" shall mean, at any time, with respect to any Senior Debenture, the result obtained by multiplying (i) an amount equal to the then remaining principal payment at final maturity of such Senior Debenture unpaid immediately prior to such time by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such time and the date such required principal payment at final maturity is due.

            The term "Senior Debentures Weighted Average Life to Maturity" shall mean, at any time, with respect to any Senior Debenture, the number of years obtained by dividing the then Senior Debentures Remaining Dollar-Years at such time of such Senior Debenture by the then outstanding principal amount of such Senior Debenture.

            (f) Sinking Fund Obligations. The Company has no obligation to redeem or purchase any Senior Debentures pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof.

            (g) Denomination and Form of Debentures. The Senior Debentures shall be fully registered, without coupons, and issued in denominations of $1,000 and any integral multiples thereof, provided that in the event of any redemption in accordance with subparagraph (e) above, the minimum denomination may be proportionately reduced in order to facilitate a pro rata redemption. Except as provided in Section 3.5 of the Indenture, the Senior Debentures shall be issuable only as Registered Securities in global form representing the entire aggregate principal amount of the Senior Debentures and shall be substantially in the form attached as Exhibit B hereto.

            (h) Defeasance and Covenant Defeasance. The pro visions of Article 4 of the Indenture relating to defeasance shall apply to the Senior Debentures. For the purpose of a defeasance or covenant defeasance pursuant to such Article 4, the term "Government Obligations" shall only include obligations of the United States or an agency or instrumentality of the United States.

            (i) Registrar and Paying Agent. The Trustee shall initially serve as Registrar and Paying Agent for the Senior Debentures.

            (j) Initial Depositary. The initial depositary for the Senior Debentures shall be The Depository Trust Company ("DTC").


                                   ARTICLE III

                                  Miscellaneous

            Section 3.1 Counterparts. This Supplemental In denture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

            Section 3.2 Governing Law. This Supplemental In denture shall be governed by and construed in accordance with the laws of the State of New York.

            Section 3.3 Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

            Section 3.4 Successor and Assigns. All covenants and agreements in this Supplemental Indenture by the Company shall bind its successor and assigns, whether so expressed or not.

            Section 3.5 Separability. In case any provision of this Supplemental Indenture, the Senior Notes or the Senior Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 3.6 Benefits of Indenture. Nothing in this Supplemental Indenture, in the Senior Notes or in the Senior Debentures, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and at tested, all as of the day and year first above written.

                              THE EQUITABLE COMPANIES
                                  INCORPORATED


                              By: /s/ Stanley B. Tulin
                                  ---------------------------------
                                  Name:  Stanley B. Tulin
                                  Title: Executive Vice President and
                                         Chief Financial officer

[Seal]

Attest:

/s/ Linda Galasso
--------------------------
Name:  Linda Galasso
Title: Vice President and
       Assistant Secretary

                              THE CHASE MANHATTAN BANK,
                                   as Trustee


                              By: /s/ W.B. Dodge
                                  ---------------------------------
                                  Name:  W.B. Dodge
                                  Title: Vice President

[Seal]

Attest:

/s/ Wanda Eiland
---------------------------
Name:  Wanda Eiland
Title: Trust Officer

                                                                       EXHIBIT A

                                                                CUSIP: 29444GAH0

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THIS NOTE IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

REGISTERED                                                    REGISTERED

                  THE EQUITABLE COMPANIES INCORPORATED

                                                     Original Principal Amount
                                                     (subject to reduction as
                                                     herein provided):

No. . . . . .                                   $. . . . . . .

                           6 1/2% Senior Note due 2008

            THE EQUITABLE COMPANIES INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to
or registered assigns, the principal sum of                    Dollars
($           ) or such amount as shall be the outstanding principal amount hereof, on April 1, 2008 (subject to earlier redemption at the option of the Company), and to pay interest on the unpaid principal amount hereof (computed on the basis of a 360-day year of twelve 30-day months) from April 6, 1998 or from the most recent interest payment date to which interest has been paid or duly provided for on this Note. Interest on this Note shall be payable semi-annually on April 1 and October 1 of each year (each an "Interest Payment Date") commencing on October 1, 1998 at the rate of 6 1/2% per annum until the principal hereof is paid or made available for payment.

            The interest so payable on this Note which is punctually paid or provided for shall be paid to the Person in whose name this Note is registered at the close of business on the March 15 or September 15, as the case may be, next preceding the applicable Interest Payment Date. The interest so payable on this Note which is not punctually paid or provided for shall forthwith cease to be payable to the Person in whose name this Note is registered on the relevant record date, and such defaulted interest shall instead be payable to the Person in whose name this Note is registered on the Special Record Date or other specified date in accordance with the Indenture.

            To the extent allowed by law, the Company will pay interest on overdue installments of principal and interest at the rate of interest borne by this Note.

            Payment of the principal and interest on this Note will initially be paid at the Corporate Trust Office of The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee, or as otherwise provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, in either case, the final principal payment shall be payable only upon surrender of this Note to the Paying Agent.

            Reference is hereby made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the In denture referred to on the reverse hereof.

            IN WITNESS WHEREOF, THE EQUITABLE COMPANIES INCORPORATED, has caused this instrument to be executed in its corporate name by the manual or facsimile signatures of duly authorized officers, and impressed or imprinted with its corporate seal or facsimile thereof, attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:

[Seal]                        THE EQUITABLE COMPANIES
                                      INCORPORATED

                                       By:
                                       ---------------------------------
                                         Name:
                                         Title:

Attest:

By:
-----------------------------
   Name:
   Title:

                                       By:
                                       ---------------------------------
                                         Name:
                                         Title:

Attest:

By:
------------------------------
   Name:
   Title:

            This is one of the Securities of the series de scribed in the within-mentioned Indenture.

                                    The Chase Manhattan Bank,
                                      as Trustee

                                       By:
                                        ---------------------------
                                       Authorized Signatory

                 [FORM OF REVERSE OF GLOBAL SENIOR NOTE]

                  THE EQUITABLE COMPANIES INCORPORATED

                       6 1/2% Senior Note due 2008


            This Note is one of the securities of the Company, all issued or to be issued under an Indenture, dated as of December 1, 1993, duly executed and delivered by the Company to The Chase Manhattan Bank (formerly known as Chemical
Bank), as trustee, as supplemented by certain supplemental indentures, including the Fourth Supplemental Indenture, dated as of April 1, 1998 relating to the notes issued hereby (as so supplemented, the "Indenture"), duly executed and delivered by the Company to The Chase Manhattan Bank (formerly known as Chemical
Bank), as Trustee (hereinafter, the "Trustee", which term includes any successor trustee under any such indenture), to which Indenture, and all indentures supplemental thereto reference is hereby made for a description of the respective rights and duties thereunder of the Trustee, the Company and the Holders of the Senior Notes. This Note is one of a series of securities designated as the 6 1/2% Senior Notes due 2008 (the "Senior Notes"), limited in aggregate principal amount to $250,000,000, and is issued pursuant to the Indenture.

            The Senior Notes may be redeemed, in whole or in part, at any time at the option of the Company prior to maturity at a price (the "Senior Notes Redemption Price") equal to the sum of (i) the aggregate principal amount of Senior Notes being redeemed plus accrued interest thereon to the date of redemption and (ii) the Senior Notes Make-Whole Amount (as defined below), if any.

            Notice of an optional redemption of the Senior Notes will be given to Holders of the Senior Notes at their addresses, as shown in the Register of Holders of Senior Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption, and otherwise in accordance with Article 10 of the Indenture.

            If funds for the redemption of the Senior Notes called for redemption have been made available on such redemption date, the Senior Notes will cease to bear interest on the date fixed for such redemption specified in the notice of redemption and the only right of the holders thereof will be to receive payment of the Senior Notes Redemption Price.

            If fewer than all of the outstanding Senior Notes are to be redeemed, such Senior Notes shall be redeemed pro rata based on the outstanding principal amount of the Senior Notes being redeemed.

            The term "Senior Notes Make-Whole Amount" shall mean, in connection with any optional redemption of the Senior Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal of Senior Notes being redeemed and the amount of interest that would have been payable in respect of such dollar if such prepayment had not been made determined by discounting, on a semiannual basis, such principal and interest at the Senior Notes Reinvestment Rate (determined on the Business Day immediately preceding the date of such redemption) from the respective dates on which such princi pal and interest would have been payable if such prepayment had not been made, over (ii) the aggregate principal amount of the Senior Notes being redeemed or paid plus accrued interest to the date of redemption.

            The term "Senior Notes Reinvestment Rate" shall mean the arithmetic mean of the yields for the two weeks set forth under the heading "Week Ending" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the Senior Notes Weighted Average Life to Maturity of the principal amount of Senior Notes being pre-paid or paid plus 15 basis points. If no maturity exactly corresponds to such Senior Notes Weighted Average Life to Maturity, yields for the two published maturities most closely corresponding to such Senior Notes Weighted Average Life to Maturity shall be calculated pursuant to the immediately preceding sentence and the Senior Notes Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Senior Notes Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Senior Notes Make-Whole Amount shall be used.

            The term "Senior Notes Remaining Dollar-Years" shall mean, at any time, with respect to any Senior Note, the result obtained by multiplying (i) an amount equal to the then remaining principal payment at final maturity of such Senior Note unpaid immediately prior to such time by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such time and the date such required principal payment at final maturity is due.

            The term "Statistical Release" shall mean the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. government securities adjusted to constant maturities or if such statistical release is not published at the time of any determination under the Indenture, then such other reason ably comparable index which shall be designated by the Company.

            The term "Senior Notes Weighted Average Life to Maturity" shall mean, at any time, with respect to any Senior Note, the number of years obtained by dividing the then Senior Notes Remaining Dollar-Years at such time of such Senior Note by the then outstanding principal amount of such Senior Note.

            The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness evidenced by this Note upon compliance by the Company with certain conditions set forth therein.

            If an Event of Default shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the outstanding Senior Notes to modify the Indenture or any supplemental indenture with respect to the rights of the Holders of the Senior Notes, provided that no such modification shall (i) extend the fixed maturity of any Senior Notes, or reduce the principal thereof, or reduce the rate or extend the time of payment of interest thereon or reduce any premium payable upon the redemption thereof or make the principal amount thereof or interest thereon payable in any coin or currency other than that of the United States without the consent of the Holders of each such Senior Note so affected or (ii) reduce the aforesaid percentage of Senior Notes the consent of the Holders of which is required for any such modification without the consent of the Holder of each such Senior Note so affected. Any such consent given by the Holder of this Note shall be conclusive and binding upon such Holder and all future Holders of this Note and of any Senior Notes issued on registration hereof, the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective time, at the rate and in the coin or currency herein prescribed.

            This Note is issuable in registered form without coupons and, except as provided in the Indenture, in denominations of $1,000 and any integral multiples in excess thereof. This Note may be exchanged for a like aggregate principal amount of Senior Notes of other authorized denominations only in the manner and subject to the limitations provided in the Indenture.

            Upon due presentment for registration of transfer of this Note, the Company shall execute and the Trustee shall authenticate and deliver a new Note or Notes of like tenor and authorized denominations for an equal aggregate principal amount in exchange herefor, subject to the limitations provided in the Indenture.

            No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes (subject to the provisions hereof with respect to determination of the person to whom interest is payable).

            All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

            THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     ASSIGNMENT
                      (To be executed by the registered Holder
                    if such Holder desires to transfer this Note)



FOR VALUE RECEIVED_____________________________________hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE



-------------------------------------------------------------------------------
                    (Please print name and address of transferee)


-------------------------------------------------------------------------------
this Note, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint Attorney to transfer this Note on the securities register relating to this Note, with full power of substitution.

Dated:
      ------------------            -----------------------------------------
                                    Signature



                                    -----------------------------------------
                                    Signature Guaranteed


NOTICE: The signature to the foregoing assignment must correspond to the name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                                                                       EXHIBIT B

                                                                CUSIP: 29444GAJ6



            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THIS DEBENTURE IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR DEBENTURES IN CERTIFICATED FORM, THIS DEBENTURE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

REGISTERED                                                       REGISTERED

                        THE EQUITABLE COMPANIES INCORPORATED

                                                                 Original
                                                                 Principal
                                                                 Amount (subject
                                                                 to reduction as
                                                                 herein
                                                                 provided):

No. . . . . .                                         $. . . . .

                            7% Senior Debenture due 2028


            THE EQUITABLE COMPANIES INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received,
hereby promises to pay to                    or registered assigns, the
principal sum of Dollars ($            ) or such amount as shall be the out
standing principal amount hereof, on April 1, 2028 (subject to earlier redemption at the option of the Company), and to pay interest on the unpaid principal amount hereof (computed on the basis of a 360-day year of twelve 30-day months) from April 6, 1998 or from the most recent interest payment date to which interest has been paid or duly provided for on this Debenture. Interest on this Debenture shall be payable semi-annually on April 1 and October 1 of each year (each an "Interest Payment Date") commencing on October 1, 1998 at the rate of 7% per annum until the principal hereof is paid or made available for payment.

            The interest so payable on this Debenture which is punctually paid or provided for shall be paid to the Person in whose name this Debenture is registered at the close of business on the March 15 or September 15, as the case may be, next preceding the applicable Interest Payment Date. The interest so payable on this Debenture which is not punctually paid or provided for shall forthwith cease to be payable to the Person in whose name this Debenture is registered on the relevant record date, and such defaulted interest shall instead be payable to the Person in whose name this Debenture is registered on the Special Record Date or other specified date in accordance with the Indenture.

            To the extent allowed by law, the Company will pay interest on overdue installments of principal and interest at the rate of interest borne by this Debenture.

            Payment of the principal and interest on this Debenture will initially be paid at the Corporate Trust Office of The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee, or as otherwise provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, in either case, the final principal payment shall be payable only upon surrender of this Debenture to the Paying Agent.

            Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

            IN WITNESS WHEREOF, THE EQUITABLE COMPANIES INCORPORATED, has caused this instrument to be executed in its corporate name by the manual or facsimile signatures of duly authorized officers, and impressed or imprinted with its corporate seal or facsimile thereof, attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.


Dated:

[Seal]                        THE EQUITABLE COMPANIES
                                      INCORPORATED


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

Attest:

By:
   ----------------------------
   Name:
   Title:


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



            This is one of the Securities of the series described in the within-mentioned Indenture.


                                    The Chase Manhattan Bank,
                                   as Trustee


                                       By:
                                          ---------------------------------
                                          Authorized Signatory

                    [FORM OF REVERSE OF GLOBAL SENIOR DEBENTURE]

                        THE EQUITABLE COMPANIES INCORPORATED

                            7% Senior Debenture due 2028


            This Debenture is one of the securities of the Company, all issued or to be issued under an Indenture, dated as of December 1, 1993, duly executed and delivered by the Company to The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee, as supplemented by certain supplemental indentures, including the Fourth Supplemental Indenture, dated as of April 1, 1998 relating to the debentures issued hereby (as so supplemented, the "Indenture"), duly executed and delivered by the Company to The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (hereinafter, the "Trustee", which term includes any successor trustee under any such indenture), to which Indenture, and all indentures supplemental thereto reference is hereby made for a description of the respective rights and duties thereunder of the Trustee, the Company and the Holders of the Senior Debentures. This Debenture one of a series of securities designated as the 7% Senior Debentures due 2028 (the "Senior Debentures"), limited in aggregate principal amount to $350,000,000, and is issued pursuant to the Indenture.

            The Senior Debentures may be redeemed, in whole or in part, at any time at the option of the Company prior to maturity at a price (the "Senior Debentures Redemption Price") equal to the sum of (i) the aggregate principal amount of Senior Debentures being redeemed plus accrued interest thereon to the date of redemption and (ii) the Senior Debentures Make-Whole Amount (as defined below), if any.

            Notice of an optional redemption of the Senior Debentures will be given to Holders of the Senior Debentures at their addresses, as shown in the Register of Holders of Senior Debentures, not more than 60 nor less than 30 days prior to the date fixed for redemption, and otherwise in accordance with Article 10 of the Indenture.

            If funds for the redemption of the Senior Debentures called for redemption have been made available on such redemption date, the Senior Debentures will cease to bear interest on the date fixed for such redemption specified in the notice of redemption and the only right of the holders thereof will be to receive payment of the Senior Debentures Redemption Price.

            If fewer than all of the outstanding Senior Debentures are to be redeemed, such Senior Debentures shall be redeemed pro rata based on the outstanding principal amount of the Senior Debentures being redeemed.

            The term "Senior Debentures Make-Whole Amount" shall mean, in connection with any optional redemption of the Senior Debentures, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal of Senior Debentures being redeemed and the amount of interest that would have been payable in respect of such dollar if such prepayment had not been made determined by discounting, on a semiannual basis, such principal and interest at the Senior Debentures Reinvestment Rate (determined on the Business Day immediately preceding the date of such redemption) from the respective dates on which such principal and interest would have been payable if such prepayment had not been made, over (ii) the aggregate principal amount of the Senior Debentures being redeemed or paid plus accrued interest to the date of redemption.

            The term "Senior Debentures Reinvestment Rate" shall mean the arithmetic mean of the yields for the two weeks set forth under the heading "Week Ending" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the Senior Debentures Weighted Average Life to Maturity of the principal amount of Senior Debentures being prepaid or paid plus 20 basis points. If no maturity exactly corresponds to such Senior Debentures Weighted Average Life to Maturity, yields for the two published maturities most closely corresponding to such Senior Debentures Weighted Average Life to Maturity shall be calculated pursuant to the immediately preceding sentence and the Senior Debentures Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Senior Debentures Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Senior Debentures Make-Whole Amount shall be used.

            The term "Senior Debentures Remaining Dollar-Years" shall mean, at any time, with respect to any Senior Debenture, the result obtained by multiplying (i) an amount equal to the then remaining principal payment at final maturity of such Senior Debenture unpaid immediately prior to such time by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such time and the date such required principal payment at final maturity is due.

            The term "Statistical Release" shall mean the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. government securities adjusted to constant maturities or if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

            The term "Senior Debentures Weighted Average Life to Maturity" shall mean, at any time, with respect to any Senior Debenture, the number of years obtained by dividing the then Senior Debentures Remaining Dollar-Years at such time of such Senior Debenture by the then outstanding principal amount of such Senior Debenture.

            The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness evidenced by this Debenture upon compliance by the Company with certain conditions set forth therein.

            If an Event of Default shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the outstanding Senior Debentures to modify the Indenture or any supplemental indenture with respect to the rights of the Holders of the Senior Debentures, provided that no such modification shall (i) extend the fixed maturity of any Senior Debenture, or reduce the principal thereof, or reduce the rate or extend the time of payment of interest thereon or reduce any premium payable upon the redemption thereof or make the principal amount thereof or interest thereon payable in any coin or currency other than that of the United States without the consent of the Holders of each such Senior Debenture so affected or (ii) reduce the aforesaid percentage of Senior Debentures the consent of the Holders of which is required for any such modification without the consent of the Holder of each such Senior Debenture so affected. Any such consent given by the Holder of this Debenture shall be conclusive and binding upon such Holder and all future Holders of this Debenture and of any Senior Debenture issued on registration hereof, the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Debenture.

            No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debenture at the place, at the respective time, at the rate and in the coin or currency herein prescribed.

            This Debenture is issuable in registered form without coupons and, except as provided in the Indenture, in denominations of $1,000 and any integral multiples in excess thereof. This Debenture may be exchanged for a like aggregate principal amount of Senior Debentures of other authorized denominations only in the manner and subject to the limitations provided in the Indenture.

            Upon due presentment for registration of transfer of this Debenture, the Company shall execute and the Trustee shall authenticate and deliver a new Debenture or Debentures of like tenor and authorized denominations for an equal aggregate principal amount in exchange herefor, subject to the limitations provided in the Indenture.

            No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for all purposes (subject to the provisions hereof with respect to determination of the person to whom interest is payable).

            All terms used in this Debenture which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

            THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     ASSIGNMENT
                      (To be executed by the registered Holder
                 if such Holder desires to transfer this Debenture)



FOR VALUE RECEIVED_____________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE



-------------------------------------------------------------------------------
                    (Please print name and address of transferee)


-------------------------------------------------------------------------------

this Debenture, together with all right, title and interest herein, and does
hereby irrevocably constitute and appoint                            Attorney to
transfer this Debenture on the securities register relating to this Debenture, with full power of substitution.

Dated:
      ---------------------          -------------------------------------
                                     Signature



                                     -------------------------------------
                                     Signature Guaranteed


NOTICE: The signature to the foregoing assignment must correspond to the name as written upon the face of this Debenture in every particular, without alteration or any change whatsoever.